Exhibit 99.1

INDEX TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements	1
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2011	2
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2011	4
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2010	5
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2009	6
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2008	7
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	8

GRAMERCY CAPITAL CORP.

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2011, reflects our financial position as if the transfer and sales of properties described in the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements were completed on September 30, 2011. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2011, and the years ended December 31, 2010, 2009 and 2008 present our results of operations as if the transfer and sales of properties described in the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements were completed on January 1, 2008.  The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2011 and the year ended December 31, 2010 also present our results of operations as if the interim management agreement described in the notes to the Unaudited Pro Forma Condensed Consolidated Statements of Operations was effective January 1, 2010. These Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in connection with our financial statements for the nine months ended September 30, 2011, included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, and our financial statements for the years ended December 31, 2010, 2009 and 2008 included in our Annual Report on Form 10-K for the year ended December 31, 2010.

The Unaudited Pro Forma Condensed Consolidated Financial Statements reflect the transfer of interests in entities owning 867 properties and certain other assets by December 15, 2011 to KBS Acquisition Sub, LLC, or KBS, pursuant to a Settlement Agreement, dated as of September 1, 2011, or the Settlement Agreement.  These Unaudited Pro Forma Condensed Consolidated Financial Statements are provided for informational purposes only and upon completion of these transfers, our financial position and results of our operations may be significantly different than what is presented in these Unaudited Pro Forma Condensed Consolidated Financial Statements.  In the opinion of management, all adjustments necessary to reflect the effects of the transactions described in the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements have been included in the Unaudited Pro Forma Condensed Consolidated Financial Statements. These Unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared in accordance with SEC regulations and are not intended to represent our financial position or results of operations that would have actually occurred had the transfers under the Settlement Agreement been completed on January 1, 2008 or if the interim management agreement was effective January 1, 2010; nor are they intended to project our results of operations as of any future date or for any future period.

Unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of the expected results of operations for any future period.  Differences will result if the transfers of any of the properties we expect to be transferred are not completed as planned.  Differences could also result from, among other matters, future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, and changes in property level revenues, including rents expected to be received on leases in place or signed during and after 2011.  Consequently, amounts presented in the Unaudited Pro Forma Condensed Consolidated Financial Statements related to these transactions are likely to be different than actual future results.

GRAMERCY CAPITAL CORP.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
September 30, 2011
(Dollars in thousands, except share and per share data)

		Pro Forma Adjustments
	Historical (A)	Completed Transfers to Lenders (B)	Pending Transfers to Lenders (C)	Adjustments	Pro Forma
Assets:
Real estate investments, at cost:
Land	$447,653	$(95,498)	$(335,372)	$-	$16,783
Building and improvements	1,414,051	(425,137)	(942,812)	-	46,102
Other real estate investments	20,318	-	-	-	20,318
Less: accumulated depreciation	(157,331)	50,493	103,906	-	(2,932)
Total real estate investments, net	1,724,691	(470,142)	(1,174,278)	-	80,271

Cash and cash equivalents	191,238	(7,388)	(29,228)	-	154,622
Restricted cash	128,262	(22,929)	(96,592)	-	8,741
Pledged government securities, net	89,375	(85,276)	(4,099)	-	-
Loans and other lending investments, net	891	-	-	-	891
Investment in joint ventures	898	-	(340)	-	558
Tenant and other receivables, net	37,183	(12,391)	(20,871)	-	3,921
Derivative instruments, at fair value	8	-	-	-	8
Acquired lease assets, net of accumulated amortization	245,577	(53,904)	(186,422)	-	5,251
Deferred costs, net of accumulated amortization	6,013	(1,280)	(2,534)	-	2,199
Other assets	17,775	(4,297)	(9,979)	-	3,499
Subtotal	2,441,911	(657,607)	(1,524,343)	-	259,961

Assets of Consolidated Variable Interest Entities ("VIEs"):
Real estate investments, at cost:					-
Land	21,967	-	-	-	21,967
Building and improvements	4,100	-	-	-	4,100
Less: accumulated depreciation	(234)	-	-	-	(234)
Total real estate investments, net	25,833	-	-	-	25,833

Cash and cash equivalents	58	-	-	-	58
Restricted cash	59,088	-	-	-	59,088
Loans and other lending investments, net	1,182,432	-	-	-	1,182,432
Commercial mortgage backed securities - available-for-sale	731,305	-	-	-	731,305
Assets held-for-sale, net	9,957	-	-	-	9,957
Derivative instruments, at fair value	927	-	-	-	927
Accrued interest	29,164	-	-	-	29,164
Deferred costs, net of accumulated amortization	10,324	-	-	-	10,324
Other assets	23,811	-	-	-	23,811
Subtotal	2,072,899	-	-	-	2,072,899

Total assets	$4,514,810	$(657,607)	$(1,524,343)	$-	$2,332,860

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

GRAMERCY CAPITAL CORP.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
September 30, 2011
(Dollars in thousands, except share and per share data)

		Pro Forma Adjustments
	Historical (A)	Completed Transfers to Lenders (B)	Pending Transfers to Lenders (C)	Adjustments	Pro Forma
Liabilities and Stockholders' Equity:
Liabilities:
Mortgage notes payable	$1,201,478	$(333,104)	$(868,374)	$-	$-
Mezzanine loans payable	462,464	(264,147)	(198,317)	-	-
Total secured and other debt	1,663,942	(597,251)	(1,066,691)	-	-

Accounts payable and accrued expenses	44,690	(14,516)	(17,658)	-	12,516
Dividends payable	21,485	-	-	-	21,485
Accrued interest payable	27,652	(13,520)	(14,132)	-	-
Deferred revenue	37,709	(10,681)	(23,901)	-	3,127
Below market lease liabilities, net of accumulated amortization	580,864	(107,155)	(470,384)	-	3,325
Leasehold interests, net of accumulated amortization	13,914	-	(13,914)	-	-
Liabilities related to assets held-for-sale	18	-	-	-	18
Total liabilities	2,390,274	(743,123)	(1,606,680)	-	40,471

Non-Recourse Liabilities of Consolidated VIEs:
Collateralized debt obligations	2,537,489	-	-	-	2,537,489
Total secured and other debt	2,537,489	-	-	-	2,537,489

Accounts payable and accrued expenses	5,000	-	-	-	5,000
Accrued interest payable	2,960	-	-	-	2,960
Deferred revenue	100	-	-	-	100
Derivative instruments, at fair value	176,277	-	-	-	176,277
Other liabilities	774	-	-	-	774
Subtotal	2,722,600	-	-	-	2,722,600

Total liabilities	5,112,874	(743,123)	(1,606,680)	-	2,763,071

Commitments and contingencies	-	-	-	-	-

Equity:
Common stock, par value $0.001, 100,000,000 shares authorized, 50,517,365 shares issued and outstanding at September 30, 2011	50	-	-	-	50
Series A cumulative redeemable preferred stock, par value $0.001, liquidation preference $88,146, 4,600,000 shares authorized, 3,525,822 shares issued and outstanding at September 30, 2011.	85,235	-	-	-	85,235
Additional paid-in-capital	1,080,093	-	-	-	1,080,093
Accumulated other comprehensive loss	(417,426)	-	-	-	(417,426)
Accumulated deficit	(1,346,919)	85,516	83,998	-	(1,177,405)
Total Gramercy Capital Corp. stockholders' equity	(598,967)	85,516	83,998	-	(429,453)
Non-controlling interest	903	-	-	-	903
Total Equity	(598,064)	85,516	83,998	-	(428,550)
Total liabilities and equity	$4,514,810	$(657,607)	$(1,522,682)	$-	$2,334,521

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

GRAMERCY CAPITAL CORP.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Nine Months Ended September 30, 2011
(Amounts in thousands, except share and per share data)

			Pro Forma Adjustments
	Historical (D)		Completed Transfers to Lenders (E)	Pending Transfers to Lenders (F)	Adjustments		Pro Forma

Revenues
Rental revenue	$168,861		$(43,423)	$(119,101)	$-		$6,337
Investment income	119,444		-	-	2,745	(G)	122,189
Operating expense reimbursements	75,810		(36,761)	(37,632)	-		1,417
Other income	38,293		(61)	(1,854)	10,755	(H)	47,133
Total revenues	402,408		(80,245)	(158,587)	13,500		177,076

Expenses
Property operating expenses
Real estate taxes	24,648		(8,172)	(14,598)	-		1,878
Utilities	24,886		(10,910)	(12,091)	-		1,885
Ground rent and leasehold obligations	10,988		(1,568)	(8,850)	-		570
Property and leasehold impairments	396		-	(396)	-		-
Direct billable expenses	2,617		(530)	(2,058)	-		29
Other property operating expenses	48,350		(19,599)	(23,655)	-		5,096
Total property operating expenses	111,885		(40,779)	(61,648)	-		9,458

Other-than-temporary impairment	30,752		-	-	-		30,752
Portion of impairment recognized in other comprehensive loss	(4,014)		-	-	-		(4,014)
Net Impairment recognized in earnings	26,738		-	-	-		26,738
Interest expense	140,038		(12,215)	(66,893)	-		60,930
Depreciation and amortization	43,168		(11,536)	(29,664)	-		1,968
Management, general and administrative	24,524		-	-	-		24,524
Provision for loan loss	46,482		-	-	-		46,482
Total expenses	392,835		(64,530)	(158,205)	-		170,100

Income from continuing operations before equity in net income (loss) of joint ventures, provision for taxes	9,573		(15,715)	(382)	13,500		6,976

Equity in net income (loss) of joint ventures	(1,806)		-	1,896	-		90

Income from continuing operations before provision for taxes and gain on extinguishment of debt	7,767		(15,715)	1,514	13,500		7,066

Gain on extinguishment of debt	14,526		-	-	-		14,526
Provision for taxes	(73)		-	-	-		(73)

Net income from continuing operations	$22,220		$(15,715)	$1,514	$13,500		$21,519

Basic earnings per share:
Net income from continuing operations, after preferred dividends	$0.34	(I)					$0.32	(J)

Diluted earnings per share:
Net income from continuing operations, after preferred dividends	$0.33	(I)					$0.32	(J)

Basic weighted average common shares outstanding	50,125,875						50,125,875

Diluted weighted average common shares and common share equivalents outstanding	50,708,486						50,708,486

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

GRAMERCY CAPITAL CORP.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2010
(Amounts in thousands, except share and per share data)

			Pro Forma Adjustments
	Historical (K)		Completed Transfers to Lenders (L)	Pending Transfers to Lenders (M)	Adjustments		Pro Forma

Revenues
Rental revenue	$311,069		$(139,996)	$(165,983)	$-		$5,090
Investment income	166,642		-	-	4,231	(N)	170,873
Operating expense reimbursements	114,304		(61,711)	(50,500)	-		2,093
Other income	15,133		(3,862)	(2,308)	20,537	(O)	29,500
Total revenues	607,148		(205,569)	(218,791)	24,768		207,556

Expenses
Property operating expenses:
Real estate taxes	36,822		(16,445)	(18,495)	-		1,882
Utilities	39,297		(23,487)	(13,940)	-		1,870
Ground rent and leasehold obligations	19,754		(7,043)	(11,931)	-		780
Property and leasehold impairments	913,648		(429,353)	(482,963)	-		1,332
Direct billable expenses	6,543		(1,590)	(4,928)	-		25
Other property operating expenses	81,073		(41,158)	(27,039)	-		12,876
Total property operating expenses	1,097,137		(519,076)	(559,296)	-		18,765

Interest expense	198,107		(33,660)	(79,266)	-		85,181
Depreciation and amortization	108,232		(49,600)	(56,678)	-		1,954
Management, general and administrative	33,293		-	-	-		33,293
Impairment on loans held-for-sale and commercial mortgage-backed securities	39,453		-	-	-		39,453
Impairment on business acquisition, net	2,722		-	-	-		2,722
Provision for loan loss	84,392		-	-	-		84,392
Total expenses	1,563,336		(602,336)	(695,240)	-		265,760

Loss from continuing operations before equity in net loss of joint ventures and provision for taxes	(956,188)		396,767	476,449	24,768		(58,204)

Equity in net loss of joint ventures	(4,139)		-	2,884	-		(1,255)

Loss from continuing operations before provision for taxes, and gain on extinguishment of debt	(960,327)		396,767	479,333	24,768		(59,459)

Gain on extinguishment of debt	19,443		-	-	-		19,443
Provision for taxes	(966)		-	-	-		(966)

Net loss from continuing operations	$(941,850)		$396,767	$479,333	$24,768		$(40,982)

Basic earnings per share:
Net loss from continuing operations, net of non-controlling interest and after preferred dividends	$(18.77)	(P)					$(0.72)	(Q)

Diluted earnings per share:
Net loss from continuing operations, net of non-controlling interest and after preferred dividends	$(18.77)	(P)					$(0.72)	(Q)

Basic weighted average common shares outstanding	49,923,930						49,923,930

Diluted weighted average common shares and common share equivalents outstanding	49,923,930						49,923,930

  See accompanying notes to unaudited pro forma condensed consolidated financial statements.

GRAMERCY CAPITAL CORP.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2009
(Amounts in thousands, except share and per share data)

			Pro Forma Adjustments
	Historical (R)		Completed Transfers to Lenders (S)	Pending Transfers to Lenders (T)	Adjustments	Pro Forma

Revenues
Rental revenue	$318,075		$(137,274)	$(177,616)	$-	$3,185
Investment income	184,607		-	-	-	184,607
Operating expense reimbursements	119,718		(63,594)	(54,063)	-	2,061
Other income	4,688		(2,893)	(507)	-	1,288
Total revenues	627,088		(203,761)	(232,186)	-	191,141

Expenses
Property operating expenses:
Real estate taxes	39,539		(19,253)	(18,806)	-	1,480
Utilities	41,833		(24,451)	(15,915)	-	1,467
Ground rent and leasehold obligations	18,496		(6,644)	(11,422)	-	430
Property and leasehold impairments	18,933		(8,294)	(6,623)	-	4,016
Direct billable expenses	6,449		(1,102)	(5,337)	-	10
Other property operating expenses	81,681		(42,585)	(31,205)	-	7,891
Total property operating expenses	206,931		(102,329)	(89,308)	-	15,294

Interest expense	229,493		(36,710)	(81,979)	-	110,804
Depreciation and amortization	111,681		(51,308)	(58,116)	-	2,257
Management, general and administrative	39,380		-	-	-	39,380
Management fees	7,787		-	-	-	7,787
Impairment on loans held-for-sale and commercial mortgage-backed securities	151,081		-	-	-	151,081
Provision for loan loss	517,784		-	-	-	517,784
Total expenses	1,264,137		(190,347)	(229,403)	-	844,387

Loss from continuing operations before equity in net income (loss) of joint ventures and provision for taxes	(637,049)		(13,414)	(2,783)	-	(653,246)

Equity in net income (loss) of joint ventures	(2,524)		-	2,637	-	113

Loss from continuing operations before provision for taxes, and gain on extinguishment of debt	(639,573)		(13,414)	(146)	-	(653,133)

Gain on extinguishment of debt	119,305		-	-	-	119,305
Provision for taxes	(2,495)		-	-	-	(2,495)

Net loss from continuing operations	$(522,763)		$(13,414)	$(146)	$-	$(536,323)

Basic earnings per share:
Net loss from continuing operations, net of non-controlling interest and after preferred dividends	$(10.68)	(U)				$(10.95)	(V)

Diluted earnings per share:
Net loss from continuing operations, net of non-controlling interest and after preferred dividends	$(10.68)	(U)				$(10.95)	(V)

Basic weighted average common shares outstanding	49,854,174					49,854,174

Diluted weighted average common shares and common share equivalents outstanding	49,854,174					49,854,174

  See accompanying notes to unaudited pro forma condensed consolidated financial statements.

GRAMERCY CAPITAL CORP.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2008
(Amounts in thousands, except share and per share data)

			Pro Forma Adjustments
	Historical (W)		Completed Transfers to Lenders (X)	Pending Transfers to Lenders (Y)	Adjustments	Pro Forma

Revenues
Rental revenue	$222,045		$(98,545)	$(121,912)	$-	$1,588
Investment income	254,821		-	-	-	254,821
Operating expense reimbursements	92,469		(49,234)	(41,844)	-	1,391
Other income	15,373		(2,286)	(857)	-	12,230
Total revenues	584,708		(150,065)	(164,613)	-	270,030

Expenses
Property operating expenses:
Real estate taxes	28,287		(13,883)	(13,376)	-	1,028
Utilities	31,419		(17,420)	(12,810)	-	1,189
Ground rent and leasehold obligations	13,260		(4,829)	(8,265)	-	166
Direct billable expenses	5,664		(1,805)	(4,048)	-	(189)
Other property operating expenses	66,201		(29,117)	(23,023)	-	14,061
Total property operating expenses	144,831		(67,054)	(61,522)	-	16,255

Interest expense	256,607		(34,818)	(75,012)	-	146,777
Depreciation and amortization	66,688		(32,378)	(34,087)	-	223
Management, general and administrative	16,550		-	-	-	16,550
Management fees	30,299		-	-	-	30,299
Incentive fee	2,350		-	-	-	2,350
Provision for loan loss	97,853		-	-	-	97,853
Total expenses	615,178		(134,250)	(170,621)	-	310,307

Loss from continuing operations before equity in net loss from joint ventures and provision for taxes	(30,470)		(15,815)	6,008	-	(40,277)

Equity in net loss from joint ventures	(2,432)		-	2,092	-	(340)

Loss from continuing operations before provision for taxes, and gain on extinguishment of debt	(32,902)		(15,815)	8,100	-	(40,617)

Gain on extinguishment of debt	77,234		-	-	-	77,234
Provision for taxes	(53)		-	-	-	(53)

Net income from continuing operations	$44,279		$(15,815)	$8,100	$-	$36,564

Basic earnings per share:
Net income from continuing operations, net of non-controlling interest and after preferred dividends	$0.73	(Z)				$0.58	(AA)

Diluted earnings per share:
Net income from continuing operations, net of non-controlling interest and after preferred dividends	$0.73	(Z)				$0.58	(AA)

Basic weighted average common shares outstanding	47,205,078					47,205,078

Diluted weighted average common shares and common share equivalents outstanding	47,330,182					47,330,182

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

GRAMERCY CAPITAL CORP.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(Dollars in thousands)

Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments as of September 30, 2011

(A)	Historical financial information derived from Gramercy Capital Corp.’s Quarterly Report on Form 10-Q as of September 30, 2011.

(B)
Represents the effect of our transfer of interests in entities owning 116 properties on December 1, 2011 to KBS pursuant to the Settlement Agreement. The effect of our previously completed transfers of interests in entities owning 317 properties on September 1, 2011 pursuant to the execution of the Settlement Agreement, our transfer of the Dana portfolio (15 properties) to its mortgage lender pursuant to the Deed In Lieu of Foreclosure Agreement dated July 29, 2011 and the sale of two properties to third parties in 2011 are reflected in our historical financial statements.

(C)
Represents the effect of our pending transfers of interests in entities owning 434 Gramercy Realty properties and certain other assets to KBS pursuant to the Settlement Agreement.  As of September 30, 2011, the pending transfer of interests in entities owning 434 properties and certain other assets that have an aggregate carrying value of $1,524,343 and associated mortgage, mezzanine and other liabilities of $1,606,680. The certain other assets include, among other things, an investment in a joint venture that owns 52 properties.

Unaudited Pro Forma Condensed Consolidated Statement of Operations Adjustments for the Nine Months Ended September 30, 2011

(D)	Historical financial information derived from Gramercy Capital Corp.’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2011.

(E)
Represents the effect on our historical operations for the nine months ended September 30, 2011 of the transfer of interests in entities owning 116 properties on December 1, 2011 to KBS pursuant to the Settlement Agreement. The effect of our transfer of interests in entities owning 317 properties on September 1, 2011 pursuant to the execution of the Settlement Agreement, our transfer of the Dana portfolio (15 properties) to its mortgage lender pursuant to the Deed In Lieu of Foreclosure Agreement dated July 29, 2011 and the sale of two properties to third parties in 2011 were presented within discontinued operations on the historical financial statements.

(F)
Represents the effect of our pending transfers of interests in entities owning 434 Gramercy Realty properties and certain other assets to KBS pursuant to the Settlement Agreement.  The pending transfer of interests in entities owning 434 properties and certain other assets have been reflected as if the transfer had occurred on January 1, 2011.

(G)
Represents the investment income for the eight months ended August 31, 2011, on a $64,172 first mortgage loan as if the transfers had ocurred on January 1, 2011.  The borrowers under the mortgage loan are First States Investors DB I, L.P., First States Investors DB I B, L.P., First States Investors 4200, LLC, First States Investors DB I SP, L.P. and First States Investors DB I TRS, L.P., affiliates of Gramercy Capital Corp., and the lender was a subsidiary of Gramercy Capital Corp.  The investment income was previously eliminated in consolidation because it was an intercompany loan, but pursuant to the Settlement Agreement, it was assumed by KBS.

(H)
Represents the revenue that we would have earned based on the interim management agreement as if the interim management agreement was in place as of January 1, 2010.  The revenue includes the annual asset management fee of $10,000, the minimum threshold value participation fee of $3,500 over the term of the interim management agreement, and property management fees and reimbursement of costs received by First States Management Corp, a subsidiary of Gramercy Capital Corp., pursuant to the Settlement Agreement.  The property management fees and reimbursement of costs received by First States Management Corp were previously eliminated because they were intercompany revenue.

(I)	Net income from continuing operations in earnings per share calculations have been adjusted for $5,370 of accrued preferred stock dividends.

(J)	Net income from continuing operations in earnings per share calculations have been adjusted for $5,370 of accrued preferred stock dividends.

GRAMERCY CAPITAL CORP.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(Dollars in thousands)

Unaudited Pro Forma Condensed Consolidated Statement of Operations Adjustments for the Year Ended December 31, 2010

(K)	Historical financial information derived from Gramercy Capital Corp.’s Annual Report on Form 10-K for the year ended December 31, 2010.

(L)
Represents the effect on our historical operations for the year ended December 31, 2010 of the transfers of interests in entities owning 317 and 116 properties to KBS pursuant to the Settlement Agreement on September 1, 2011 and December 1, 2011, respectively, our transfer of the Dana portfolio (15 properties) to its mortgage lender pursuant to the Deed In Lieu of Foreclosure Agreement dated July 29, 2011 and the sale of two properties to third parties in 2011, all as if these transactions had occurred on January 1, 2010.

(M)
Represents the effect on our operations for the year ended December 31, 2010, of our pending transfers of interests in entities owning 434 Gramercy Realty properties and certain other assets to KBS pursuant to the Settlement Agreement, all as if these pending transfers had occurred on January 1, 2010.

(N)
Represents the investment income for the year ended December 31, 2010, on a $64,172 first mortgage loan as if the transfers had occurred on January 1, 2010.  The borrowers under the mortgage loan are First States Investors DB I, L.P., First States Investors DB I B, L.P., First States Investors 4200, LLC, First States Investors DB I SP, L.P. and First States Investors DB I TRS, L.P., affiliates of Gramercy Capital Corp., and the lender was a subsidiary of Gramercy Capital Corp.  The investment income was previously eliminated because it was an intercompany loan, but pursuant to the Settlement Agreement, it was assumed by KBS.

(O)
Represents the revenue that we would have earned based on the interim management agreement as if the interim management agreement was in place as of January 1, 2010.  The revenue includes the annual asset management fee of $10,000, the minimum threshold value participation fee of $3,500 over the term of the interim management agreement, and property management fees and reimbursement of costs received by First States Management Corp, a subsidiary of Gramercy Capital Corp., pursuant to the Settlement Agreement.  The property management fees and reimbursement of costs received by First States Management Corp were previously eliminated in consolidation because they were intercompany revenue.

(P)
Net loss from continuing operations in earnings per share calculations have been reduced by $145 and $8,798 for non-controlling interest and accrued preferred stock dividends, respectively, and increased by $13,713 for the excess of carrying amount of tendered preferred stock over consideration paid.

(Q)
Net loss from continuing operations in earnings per share calculations have been reduced by $8,798 for accrued preferred stock dividends and increased by $13,713 for the excess of carrying amount of tendered preferred stock over consideration paid.

Unaudited Pro Forma Condensed Consolidated Statement of Operations Adjustments for the Year Ended December 31, 2009

(R)	Historical financial information derived from Gramercy Capital Corp.’s Annual Report on Form 10-K for the year ended December 31, 2010.

(S)
Represents the effect on our historical operations for the year ended December 31, 2009 of the transfers of entity interests owning 317 and 116 properties to KBS pursuant to the Settlement Agreement on September 1, 2011 and December 1, 2011, respectively, our transfer of the Dana portfolio (15 properties) to its mortgage lender pursuant to the Deed In Lieu of Foreclosure Agreement dated July 29, 2011 and the sale of two properties to third parties in 2011, all as if these transactions had occurred on January 1, 2009.

GRAMERCY CAPITAL CORP.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(Dollars in thousands)

(T)
Represents the effect on our operations for the year ended December 31, 2009, of our pending transfers of interests in entities owning 434 Gramercy Realty properties and certain other assets to KBS pursuant to the Settlement Agreement all as if these pending transfers had occurred on January 1, 2009.

(U)	Net loss from continuing operations in earnings per share calculations have been reduced by $188 and $9,414 for non-controlling interest and accrued preferred stock dividends, respectively.

(V)	Net loss from continuing operations in earnings per share calculations have been reduced by $9,414 for accrued preferred stock dividends.

Unaudited Pro Forma Condensed Consolidated Statement of Operations Adjustments for the Year Ended December 31, 2008

(W)	Historical financial information derived from Gramercy Capital Corp.’s Annual Report on Form 10-K for the year ended December 31, 2010.

(X)
Represents the effect on our historical operations for the year ended December 31, 2009 of the transfers of interests in entities owning 317 and 116 properties to KBS pursuant to the Settlement Agreement on September 1, 2011 and December 1, 2011, respectively, our transfer of the Dana portfolio (15 properties) to its mortgage lender pursuant to the Deed In Lieu of Foreclosure Agreement dated July 29, 2011 and the sale of two properties to third parties in 2011, all as if these transactions had occurred on January 1, 2008.

(Y)
Represents the effect on our operations for the year ended December 31, 2008, of our pending transfers of interests in entities owning 434 Gramercy Realty properties and certain other assets to KBS pursuant to the Settlement Agreement, all as if these pending transfers had occurred on January 1, 2008.

(Z)	Net income from continuing operations in earnings per share calculations have been reduced by $382 and $9,344 for non-controlling interest and accrued preferred stock dividends, respectively.

(AA)	Net income from continuing operations in earnings per share calculations have been reduced by $9,344 for accrued preferred stock dividends.